METROPOLITAN SERIES FUND, INC.

Supplement Dated December 8, 2006

to

Prospectus Dated May 1, 2006

Harris Oakmark Focused Value Portfolio

Effective December 31, 2006, in the section of the prospectus describing the Harris Oakmark Focused Value Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

Michael J. Mangan, William C. Nygren and Robert M. Levy are the portfolio managers of the Portfolio. Mr. Mangan is responsible for the day-to-day management of the Portfolio. Mr. Nygren and Mr. Levy provide strategic guidance with respect to the overall investment strategy of the Portfolio as well as the specific portfolio investments as members of Harris’s stock selection group and, in the case of Mr. Levy, as the firm’s Chief Investment Officer. Mr. Levy is also a partner and the Chairman of Harris. He joined Harris in 1985. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research at Harris. Mr. Mangan, who joined Harris in 1997, has over 15 years of investment experience and has been a partner and portfolio manager. Previously, he worked at Stein Roe & Farnham, managing portfolios for institutions and individuals, and served as an Internal Auditor at Continental Bank.

METROPOLITAN SERIES FUND, INC.

Supplement Dated December 8, 2006

to Statement of Additional Information (“SAI”)

Dated May 1, 2006

Effective December 31, 2006, in the section of the SAI entitled “Portfolio Managers,” under “Harris Oakmark Focused Value Portfolio and Harris Oakmark Large Cap Value Portfolio,” references to Floyd J. Bellman are deleted. The information provided for Michael J. Mangan is also deleted and replaced with the following:

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael J. Mangan,	Registered investment companies	10	$2,065,025,724	0	N/A
Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio	Other pooled investment vehicles	3	$151,163,535	0	N/A
	Other accounts	153	$2,600,000,000	1	$6,776,530

Information about accounts managed by Mr. Mangan is effective as of September 30, 2006. In addition, as of September 30, 2006, Mr. Mangan did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.